Tidewater Reports Third Quarter Results For Fiscal 2015

NEW ORLEANS, LA. February 9, 2015 — Tidewater Inc. (NYSE:TDW) announced today a third quarter net loss for the period ended December 31, 2014, of $160.7 million, or $3.31 per common share, on revenues of $387.6 million. Included in the current fiscal quarter’s net loss is a non-cash goodwill impairment charge of $283.7 million ($214.9 million after tax, or $4.43 per share) resulting from the Company’s annual goodwill impairment assessment. This period’s goodwill impairment assessment took into account the significant recent reductions in oil and natural gas prices, the expected impact that a continuation of these lower oil and natural gas prices will have on levels of exploration and production spending by our customers globally, and the resulting expected negative impact that lower customer spending levels will have on future average day rates and utilization of the company’s vessels.

For the same quarter last year, net earnings were $12.6 million, or $0.25 per common share, on revenues of $365.2 million. Included in the prior fiscal year’s net earnings for the quarter ended December 31, 2013 was a non-cash goodwill impairment charge of $56.3 million ($43.4 million after tax, or $0.87 per share) resulting from the Company’s annual goodwill assessment performed during that quarter. As a result of the general reduction in the level of business in the Company’s Asia/Pacific region last year, the entire amount of goodwill previously allocated to the Asia/Pacific region was impaired during the December 2013 quarter. The immediately preceding quarter ended September 30, 2014, had net earnings of $60.9 million, or $1.22 per common share, on revenues of $397.5 million.

As previously announced, Tidewater will hold a conference call to discuss December quarterly earnings on Tuesday, February 10, 2015, at 10:00 a.m. Central time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-771-4371 if calling from the U.S. or Canada (1-847-585-4405 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. Central time on February 10, 2015, and will continue until 11:59 p.m. Central time on February 12, 2015. To hear the replay, call 1-888-843-7419 (1-630-652-3042 if calling from outside the U.S.). The conference call ID number is 38860031.

A simultaneous webcast of the conference call will be available online at the Tidewater Inc. website, (http://www.tdw.com). The online replay will be available until March 10, 2015.

The conference call will contain forward-looking statements in addition to statements of historical fact. The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the Company involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statements. Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s recent Forms 10-Q and 10-K.

Tidewater is the leading provider of Offshore Service Vessels (OSVs) to the global energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc., New Orleans

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

SOURCE: Tidewater Inc.

Financial information is displayed on the next page.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

(Unaudited)

(In thousands, except share and per share data)

	Quarter Ended December 31,		Nine Months Ended December 31,
	2014	2013	2014	2013
Revenues:
Vessel revenues	$378,126	360,713	1,150,588	1,056,011
Other operating revenues	9,428	4,535	20,167	11,259
	387,554	365,248	1,170,755	1,067,270
Costs and expenses:
Vessel operating costs	210,365	197,679	640,428	589,156
Costs of other operating revenues	8,395	4,097	19,616	10,157
General and administrative	46,642	45,723	144,464	142,241
Vessel operating leases	7,165	5,757	20,247	13,759
Depreciation and amortization	43,331	42,391	130,150	124,555
Loss (gain) on asset dispositions, net	1,537	(7,170)	(4,996)	(9,359)
Goodwill impairment	283,699	56,283	283,699	56,283
	601,134	344,760	1,233,608	926,792
Operating income (loss)	(213,580)	20,488	(62,853)	140,478
Other income (expenses):
Foreign exchange gain	4,334	1,341	8,453	4,269
Equity in net earnings of unconsolidated companies	—	2,671	9,104	10,872
Interest income and other, net	434	137	1,555	1,415
Loss on early extinguishment of debt	—	—	—	(4,144)
Interest and other debt costs, net	(12,239)	(12,250)	(37,927)	(31,081)
	(7,471)	(8,101)	(18,815)	(18,669)
Earnings (loss) before income taxes	(221,051)	12,387	(81,668)	121,809
Income tax (benefit) expense	(60,070)	(196)	(25,211)	24,971
Net earnings (loss)	$(160,981)	12,583	(56,457)	96,838
Less: Net loss attributable to noncontrolling interests	$(287)	—	(343)	—
Net earnings (loss) attributable to Tidewater Inc.	$(160,694)	12,583	(56,114)	96,838
Basic earnings (loss) per common share	$(3.31)	0.25	(1.14)	1.96

Diluted earnings (loss) per common share	$(3.31)	0.25	(1.14)	1.95

Weighted average common shares outstanding	48,481,722	49,347,448	49,213,712	49,302,971
Dilutive effect of stock options and restricted stock	—	482,818	—	436,758
Adjusted weighted average common shares	48,481,722	49,830,266	49,213,712	49,739,729

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands, except share and par value data)

ASSETS	December 31, 2014	March 31, 2014
Current assets:
Cash and cash equivalents	$77,388	60,359
Trade and other receivables, net	301,038	252,421
Due from affiliate	421,904	429,450
Marine operating supplies	55,284	57,392
Other current assets	17,497	20,587
Total current assets	873,111	820,209
Investments in, at equity, and advances to unconsolidated companies	65,478	63,928
Properties and equipment:
Vessels and related equipment	4,630,902	4,521,102
Other properties and equipment	98,516	97,714
	4,729,418	4,618,816
Less accumulated depreciation and amortization	1,053,997	997,208
Net properties and equipment	3,675,421	3,621,608
Goodwill	—	283,699
Other assets	102,616	96,385
Total assets	$4,716,626	4,885,829

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$49,487	74,515
Accrued expenses	149,523	157,302
Due to affiliate	157,522	86,154
Accrued property and liability losses	3,265	3,631
Current portion of long-term debt	7,006	9,512
Other current liabilities	79,235	70,567
Total current liabilities	446,038	401,681
Long-term debt	1,484,326	1,505,358
Deferred income taxes	42,540	108,929
Accrued property and liability losses	8,230	5,286
Other liabilities and deferred credits	226,727	179,204
Commitments and Contingencies
Equity:
Common stock of $0.10 par value, 125,000,000 shares authorized, issued 46,886,453 shares at December 31, 2014 and 49,730,442 shares at March 31, 2014	4,689	4,973
Additional paid-in capital	158,501	142,381
Retained earnings	2,351,197	2,544,255
Accumulated other comprehensive loss	(11,666)	(12,225)
Total stockholders’ equity	2,502,721	2,679,384
Noncontrolling interests	6,044	5,987
Total equity	2,508,765	2,685,371
Total liabilities and equity	$4,716,626	4,885,829

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Unaudited)

(In thousands)

	Quarter Ended December 31,		Nine Months Ended December 31,
	2014	2013	2014	2013
Net earnings (loss)	$(160,981)	12,583	(56,457)	96,838
Other comprehensive income/(loss):
Unrealized gains/(losses) on available for sale securities, net of tax of $(29), $218, $43 and $185	(54)	405	79	343
Amortization of loss on derivative contract, net of tax of $62, $62, $188 and $188	116	116	349	349
Change in other benefit plan minimum liability, net of tax of $0, $0, $70 and $0	—	—	131	—

Total comprehensive income (loss)	$(160,919)	13,104	(55,898)	97,530

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

(In thousands)

	Nine Months Ended December 31,
	2014	2013
Operating activities:
Net earnings (loss)	$(56,457)	96,838
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
Depreciation and amortization	130,150	124,555
Benefit for deferred income taxes	(77,278)	(18,300)
Gain on asset dispositions, net	(4,996)	(9,359)
Goodwill impairment Equity in earnings of unconsolidated companies, less dividends	283,699 (1,550)	56,283 (12,072)
Compensation expense—stock-based	16,395	15,130
Excess tax benefit on stock options exercised	—	(433)
Changes in assets and liabilities, net:
Trade and other receivables	(48,876)	18,268
Changes in due to/from affiliate, net	78,881	(210,576)
Marine operating supplies	1,243	7,396
Other current assets	3,090	(6,007)
Accounts payable	(29,052)	(9,753)
Accrued expenses	(6,856)	17,042
Accrued property and liability losses	(366)	(288)
Other current liabilities	(437)	4,286
Other liabilities and deferred credits	(3,025)	(1,270)
Other, net	(9,006)	(1,911)
Net cash provided by operating activities	275,559	69,829
Cash flows from investing activities:
Proceeds from sales of assets	5,160	46,006
Proceeds from sale/leaseback of assets	110,694	207,435
Additions to properties and equipment	(231,685)	(397,458)
Payments for acquisition, net of cash acquired	—	(127,737)
Other	127	(2,462)
Net cash used in investing activities	(115,704)	(274,216)
Cash flows from financing activities:
Debt issuance costs	—	(4,404)
Principal payment on long-term debt	(27,206)	(1,103,054)
Debt borrowings	20,000	1,416,262
Proceeds from exercise of stock options	1,025	6,082
Cash dividends	(36,997)	(37,355)
Repurchases of common stock	(99,999)	—
Excess tax benefit on stock options exercised	—	433
Other	351	—
Net cash (used in) provided by financing activities	(142,826)	277,964
Net change in cash and cash equivalents	17,029	73,577
Cash and cash equivalents at beginning of period	60,359	40,569
Cash and cash equivalents at end of period	$77,388	114,146

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest, net of amounts capitalized	$48,046	40,938
Income taxes	$57,987	43,245
Supplemental disclosure of non-cash investing activities:
Additions to properties and equipment	$3,386	9,568

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(Unaudited)

(In thousands)

	Common stock	Additional paid-in capital	Retained earnings	Accumulated other comprehensive loss	Non controlling interest	Total
Balance at March 31, 2014	$4,973	142,381	2,544,255	(12,225)	5,987	2,685,371
Total comprehensive income (loss)	—	—	(56,114)	559	(343)	(55,898)
Exercise of stock options	3	1,022	—	—	—	1,025
Cash dividends declared ($.75 per share)	—	—	(37,229)	—	—	(37,229)
Retirement of common stock	(284)	—	(99,715)	—	—	(99,999)
Amortization of restricted stock units	1	12,495	—	—	—	12,496
Amortization/cancellation of restricted stock	(4)	2,603	—	—	—	2,599
Cash received from noncontrolling interests	—	—	—	—	450	450
Cash paid to noncontrolling interests	—	—	—	—	(50)	(50)

Balance at December 31, 2014	$4,689	158,501	2,351,197	(11,666)	6,044	2,508,765

Balance at March 31, 2013	$4,949	119,975	2,453,973	(17,141)	—	2,561,756
Total comprehensive income	—	—	96,838	692	—	97,530
Exercise of stock options	17	6,512	—	—	—	6,529
Cash dividends declared ($.75 per share)	—	—	(37,431)	—	—	(37,431)
Amortization of restricted stock units	—	8,677	—	—	—	8,677
Amortization/cancellation of restricted stock	(4)	2,931	—	—	—	2,927

Balance at December 31, 2013	$4,962	138,095	2,513,380	(16,449)	—	2,639,988

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues for the quarters and the nine-month periods ended December 31, 2014 and 2013 and for the quarter ended September 30, 2014, were as follows:

	Quarter Ended December 31,				Nine Months Ended December 31,				Quarter Ended September 30,
(In thousands)	2014	%	2013	%	2014	%	2013	%	2014	%
Vessel revenues:
Americas	$134,554	36%	109,848	31%	388,550	34%	302,021	29%	134,013	34%
Asia/Pacific	35,046	9%	36,325	10%	121,284	10%	116,711	11%	45,989	12%
Middle East/North Africa	55,925	15%	51,158	14%	160,301	14%	137,741	13%	48,837	13%
Sub-Saharan Africa/ Europe	152,601	40%	163,382	45%	480,453	42%	499,538	47%	162,113	41%
Total vessel revenues	$378,126	100%	360,713	100%	1,150,588	100%	1,056,011	100%	390,952	100%

Vessel operating costs:
Crew costs	$104,167	28%	101,382	28%	330,086	29%	295,381	28%	114,634	29%
Repair and maintenance	46,418	12%	40,920	12%	133,481	12%	128,009	12%	39,332	10%
Insurance and loss reserves	3,093	1%	4,410	1%	10,470	1%	14,356	1%	1,982	1%
Fuel, lube and supplies	24,710	7%	18,589	5%	69,900	6%	56,748	6%	22,820	6%
Other	31,977	8%	32,378	9%	96,491	8%	94,662	9%	34,051	8%
Total vessel operating costs	210,365	56%	197,679	55%	640,428	56%	589,156	56%	212,819	54%
Vessel operating margin (A)	$167,761	44%	163,034	45%	510,160	44%	466,855	44%	178,133	46%

Note (A): The following table reconciles vessel operating margin as presented above to operating profit for the quarters and the nine-month periods ended December 31, 2014 and 2013 and for the quarter ended September 30, 2014:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
(In thousands)	2014	2013	2014	2013	2014
Vessel operating margin	$167,761	163,034	510,160	466,855	178,133
General and administrative - vessel operations	(36,024)	(34,729)	(110,305)	(102,465)	(36,612)
Vessel operating leases	(7,165)	(5,757)	(20,247)	(13,759)	(6,542)
Depreciation and amortization - vessel operations	(41,639)	(41,608)	(125,038)	(122,270)	(41,974)
Vessel operating profit	$82,933	80,940	254,570	228,361	93,005

The company’s other operating profit for the quarters and the nine-month periods ended December 31, 2014 and 2013 and for the quarter ended September 30, 2014, consists of the following:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
(In thousands)	2014	2013	2014	2013	2014
Other operating revenues	$9,428	4,535	20,167	11,259	6,572
Costs of other marine revenues	(8,395)	(4,097)	(19,616)	(10,157)	(6,560)
General and administrative - other operating activities	(1,207)	(671)	(3,473)	(1,507)	(1,207)
Depreciation and amortization - other operating activities	(858)	—	(2,626)	(2)	(898)
Other operating profit (loss)	$(1,032)	(233)	(5,548)	(407)	(2,093)

The company’s operating income and other components of earnings before income taxes, and its related percentage of total revenues for the quarters and nine-month periods ended December 31, 2014 and 2013 and for the quarter ended September 30, 2014, were as follows:

	Quarter Ended December 31,				Nine Months Ended December 31,				Quarter Ended September 30,
(In thousands)	2014	%	2013	%	2014	%	2013	%	2014	%
Vessel operating profit
Americas	$33,784	8%	25,579	7%	100,770	8%	69,555	6%	36,778	9%
Asia/Pacific	2,621	1%	5,932	2%	9,064	1%	21,028	2%	7,414	2%
Middle East/North Africa	12,408	3%	10,927	3%	31,568	3%	34,496	3%	7,367	2%
Sub-Saharan Africa/Europe	34,120	9%	38,502	10%	113,168	10%	103,282	10%	41,446	10%
	82,933	21%	80,940	22%	254,570	22%	228,361	21%	93,005	23%
Other operating profit (loss)	(1,032)	(<1%)	(233)	(<1%)	(5,548)	(<1%)	(407)	(<1%)	(2,093)	(1%)
	81,901	21%	80,707	22%	249,022	22%	227,954	21%	90,912	22%
Corporate general and administrative expenses	(9,411)	(3%)	(10,323)	(3%)	(30,686)	(3%)	(38,269)	(4%)	(8,943)	(2%)
Corporate depreciation	(834)	(<1%)	(783)	(<1%)	(2,486)	(<1%)	(2,283)	(<1%)	(836)	(<1%)
Corporate expenses	(10,245)	(3%)	(11,106)	(3%)	(33,172)	(3%)	(40,552)	(4%)	(9,779)	(2%)
(Loss) gain on asset dispositions, net	(1,537)	(<1%)	7,170	2%	4,996	<1%	9,359	1%	3,590	1%
Goodwill impairment	(283,699)	(73%)	(56,283)	(15%)	(283,699)	(24%)	(56,283)	(5%)	—	—
Operating income (loss)	$(213,580)	(55%)	20,488	6%	(62,853)	(5%)	140,478	13%	84,273	21%
Foreign exchange gain	4,334	1%	1,341	<1%	8,453	1%	4,269	<1%	5,408	1%
Equity in net earnings of unconsolidated companies	—	—	2,671	1%	9,104	1%	10,872	1%	3,821	1%
Interest income and other, net	434	<1%	137	<1%	1,555	<1%	1,415	<1%	499	<1%
Loss on early extinguishment of debt	—	—	—	—	—	—	(4,144)	(<1%)	—	—
Interest and other debt costs, net	(12,239)	(3%)	(12,250)	(3%)	(37,927)	(3%)	(31,081)	(3%)	(12,559)	(3%)
Earnings (loss) before income taxes	$(221,051)	(57%)	12,387	3%	(81,668)	(7%)	121,809	11%	81,892	21%

The company’s revenues, day-based vessel utilization percentages and average day rates by vessel class and in total for the quarters and the nine-month periods ended December 31, 2014 and 2013 and for the quarter ended September 30, 2014, were as follows:

		Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
		2014	2013	2014	2013	2014
REVENUE BY VESSEL CLASS (In thousands):
Americas fleet:
Deepwater	$	94,298	72,048	267,983	188,891	91,403
Towing-supply		33,607	30,451	97,511	88,982	34,387
Other		6,649	7,349	23,056	24,148	8,223
Total	$	134,554	109,848	388,550	302,021	134,013
Asia/Pacific fleet:
Deepwater	$	20,575	20,142	72,492	64,357	27,675
Towing-supply		13,487	15,235	45,862	49,516	17,338
Other		984	948	2,930	2,838	976
Total	$	35,046	36,325	121,284	116,711	45,989
Middle East/North Africa fleet:
Deepwater	$	25,615	18,805	64,336	50,389	19,254
Towing-supply		29,441	31,481	93,435	84,741	28,715
Other		869	872	2,530	2,611	868
Total	$	55,925	51,158	160,301	137,741	48,837
Sub-Saharan Africa/Europe fleet:
Deepwater	$	81,129	84,866	262,013	278,658	89,193
Towing-supply		52,532	59,789	162,585	171,421	54,617
Other		18,940	18,727	55,855	49,459	18,303
Total	$	152,601	163,382	480,453	499,538	162,113
Worldwide fleet:
Deepwater	$	221,617	195,861	666,824	582,295	227,525
Towing-supply		129,067	136,956	399,393	394,660	135,057
Other		27,442	27,896	84,371	79,056	28,370
Total	$	378,126	360,713	1,150,588	1,056,011	390,952

UTILIZATION:
Americas fleet:
Deepwater		87.3%	85.3	89.3	78.6	91.9
Towing-supply		74.5	60.9	69.1	50.1	70.3
Other		56.7	78.0	67.7	83.9	76.9
Total		77.2%	73.9	77.7	65.7	80.9
Asia/Pacific fleet:
Deepwater		66.9%	77.2	73.3	83.0	82.4
Towing-supply		76.6	70.6	86.9	69.1	93.6
Other		100.0	100.0	100.0	100.0	100.0
Total		73.9%	73.6	82.3	73.8	89.6
Middle East/North Africa fleet:
Deepwater		89.3%	71.0	80.8	80.1	80.4
Towing-supply		79.6	84.8	81.4	81.0	71.1
Other		100.0	100.0	97.3	67.4	100.0
Total		83.2%	81.7	81.9	79.9	74.7
Sub-Saharan Africa/Europe fleet:
Deepwater		85.7%	83.0	85.8	83.7	85.5
Towing-supply		78.8	73.8	77.5	69.3	78.5
Other		73.3	76.8	74.2	73.2	71.3
Total		78.7%	77.3	78.7	74.7	77.9
Worldwide fleet:
Deepwater		84.9%	81.7	85.2	81.6	87.0
Towing-supply		77.7	72.8	77.5	66.4	76.2
Other		71.0	78.1	73.9	75.6	73.9
Total		78.6%	76.7	79.2	72.9	79.3

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
	2014	2013	2014	2013	2014
AVERAGE VESSEL DAY RATES:
Americas fleet:
Deepwater	$32,612	29,779	31,686	30,459	31,233
Towing-supply	16,890	17,247	16,932	15,949	17,309
Other	9,314	7,320	8,772	7,391	8,304
Total	$24,048	21,169	23,067	20,071	22,701
Asia/Pacific fleet:
Deepwater	$35,821	33,937	39,250	37,015	39,841
Towing-supply	13,664	12,687	13,701	12,716	14,387
Other	10,692	10,300	10,653	10,317	10,609
Total	$21,195	19,257	22,176	19,756	23,090
Middle East/North Africa fleet:
Deepwater	$24,586	23,708	24,257	22,398	23,078
Towing-supply	12,870	13,375	13,438	12,810	14,171
Other	4,723	4,738	4,727	4,746	4,719
Total	$15,918	15,358	15,808	14,630	16,040
Sub-Saharan Africa/Europe fleet:
Deepwater	$28,675	28,664	30,020	28,863	30,928
Towing-supply	16,859	15,764	16,879	15,632	16,911
Other	5,976	5,409	5,819	5,034	5,937
Total	$16,743	15,994	17,184	16,408	17,628
Worldwide fleet:
Deepwater	$30,205	28,944	30,751	29,343	31,001
Towing-supply	15,401	15,029	15,546	14,588	15,987
Other	6,598	5,883	6,472	5,680	6,523
Total	$19,024	17,492	19,045	17,364	19,415

The day-based utilization percentages, average day rates and the average number of the company’s new vessels (defined as vessels acquired or constructed since calendar year 2000 as part of its new build and acquisition program) by vessel class and in total for the quarters and nine-month periods ended December 31, 2014 and 2013 and for the quarter ended September 30, 2014, were as follows:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
	2014	2013	2014	2013	2014
UTILIZATION:
Deepwater vessels
PSVs	86.1%	82.7	87.2	83.8	88.6
AHTS vessels	83.0	95.8	85.2	93.2	89.0
Towing-supply	80.8	85.5	82.2	84.3	80.8
Other	72.6	81.8	74.3	76.1	73.6
Total	80.9%	84.3	82.2	82.8	82.1

AVERAGE VESSEL DAY RATES:
Deepwater vessels
PSVs	$29,929	29,092	30,429	29,633	30,575
AHTS vessels	33,375	29,141	34,162	29,202	34,937
Towing-supply	15,647	15,144	15,797	14,745	16,235
Other	6,925	6,036	6,863	5,845	6,963
Total	$19,765	18,209	19,898	18,271	20,303

AVERAGE VESSEL COUNT:
Deepwater vessels
PSVs	79	75	77	72	77
AHTS vessels	12	12	12	11	12
Towing-supply	105	104	105	104	105
Other	47	52	49	52	48
Total	243	243	243	239	242

The company’s average number of vessels by class and geographic distribution for the quarters and the nine-month periods ended December 31, 2014 and 2013 and for the quarter ended September 30, 2014:

	Quarter Ended December 31,		Nine Months Ended December 31,		Quarter Ended September 30,
	2014	2013	2014	2013	2014
Americas fleet:
Deepwater	36	31	34	29	35
Towing-supply	29	31	30	40	30
Other	14	14	14	14	14
Total	79	76	78	83	79
Less stacked vessels	9	11	8	20	7
Active vessels	70	65	70	63	72
Asia/Pacific fleet:
Deepwater	9	8	9	8	9
Towing-supply	14	19	14	20	14
Other	1	1	1	1	1
Total	24	28	24	29	24
Less stacked vessels	—	4	—	5	—
Active vessels	24	24	24	24	24
Middle East/North Africa fleet:
Deepwater	13	12	12	10	11
Towing-supply	31	30	31	30	31
Other	2	2	2	3	2
Total	46	44	45	43	44
Less stacked vessels	—	1	—	1	—
Active vessels	46	43	45	42	44
Sub-Saharan Africa/Europe fleet:
Deepwater	36	39	37	42	37
Towing-supply	43	56	45	58	45
Other	47	49	47	49	47
Total	126	144	129	149	129
Less stacked vessels	7	8	6	10	7
Active vessels	119	136	123	139	122
Active owned or chartered vessels	259	268	262	268	262
Stacked vessels	16	24	14	36	14
Total owned or chartered vessels	275	292	276	304	276
Vessels withdrawn from service	—	—	—	1	—
Joint-venture and other	10	11	11	10	11
Total	285	303	287	315	287

Note (B): Included in total owned or chartered vessels at December 31, 2014 and 2013 and at September 30, 2014, were 16, 18 and 15 vessels, respectively, that were stacked by the company. These vessels were considered to be in service and are included in the calculation of the company’s utilization statistics.

The table below summarizes the various commitments to acquire and construct new vessels, by vessel type, and ROVs as of December 31, 2014:

(In thousands)	Number of Vessels/ROVs	Shipyard Location	Delivery Dates	Total Cost	Amount Invested 12/31/14	Remaining Balance 12/31/14
Towing-supply:
7,145 BHP	6	International	4/2015-3/2016	$112,284	64,542	47,742
Deepwater
261-foot PSV	6	International	1/2016 - 8/2016
264-foot PSV	1	United States	2/2015
268-foot PSV	2	International	1/2015, 4/2015
275-foot PSV (A)	7	International	3/2015 - 8/2015
292-foot PSV	1	International	5/2016
300-foot PSV	2	United States	9/2015, 2/2016
310-foot PSV	2	United States	11/2015, 2/2016

Total Deepwater PSVs	21			713,903	258,460	455,443
Other:
Fast supply boat	1	International	—	8,014	8,014	—
Total vessel commitments	28			$834,201	331,016	503,185
Total ROV commitments	2	United States	1/2015	$13,640	12,940	700
Total commitments	30			$847,841	343,956	503,885

(A) Two different international shipyards are constructing four and three 275-foot PSVs, respectively.

The table below summarizes by vessel class and vessel type the number of vessels and ROVs expected to be delivered by quarter along with the expected cash outlay (in thousands) of the various commitments as discussed above:

	Quarter Period Ended
Vessel class and type	03/15	06/15	09/15	12/15	03/16	Thereafter
Deepwater PSVs	4	5	2	1	4	5
Towing-supply vessels	—	2	1	1	2	—
Other	—	—	—	—	—	1
Total vessel commitments	4	7	3	2	6	6
Total ROV commitments	2	—	—	—	—	—
Total commitments	6	7	3	2	6	6
(In thousands)
Expected quarterly cash outlay	$153,487	178,698	55,837	23,387	31,628	60,848	(B)

(B) The $60,848 of ‘Thereafter’ vessel construction obligations are expected to be paid during fiscal 2017.